UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No .. 3

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2012

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30368	22-3489463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

6004 Tealside Court, Lithia, Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 260-2866

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  On June 1, 2012, American International Venture, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the Initial Form 8-K) with respect to the closing of a reverse acquisition transaction with Placer Gold Prospecting, Inc., a Florida corporation.  On November 9, 2012, the Company filed Amendment No. 1 to the Initial Form 8-K in response to comments by the Staff of the Securities and Exchange to the Initial Form 8-K.   Both the Initial Form 8-K and the Amendment No. 1 were filed without the auditor's consent.  The Company has previously filed an 8K on December 16, 2012, stating that the amendment filed on November 9, 2012 could not be relied upon.  The Initial Form 8-K also cannot be relied upon.

This amendment #3 to the 8-K/A filing includes the auditor's consent and suggested revisions.

Preliminary Statements:

Unless the context requires otherwise, all references to “us” “we” “our” “Company” or “AIVN” is to the Registrant.

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”).

Item 1.01 Entry into a Material Definitive Agreement.

The Share Exchange

On March 23, 2012, we (as buyer) entered into, and closed on, a Share Exchange Agreement (the “Exchange Agreement”) with the shareholders of Placer Gold Prospecting, Inc. (“PGPI”), a Florida corporation, pursuant to which we acquired all 162,350,000 outstanding shares of common stock of PGPI in exchange for 162,350,000 shares of our common stock (the “Share Exchange”), all of which were distributed to the PGPI shareholders as set forth on Schedule A to the Exchange Agreement.

The Exchange Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.  Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

The transaction has been accounted for as a reverse recapitalization, a procedure that treats the transaction as though PGPI had acquired AIVN.  Under the accounting for a reverse recapitalization, the assets and liabilities of AIVN will be recorded on the books of the continuing company, and the stockholders' equity accounts of AIVN will be reorganized to reflect the terms of the Share Exchange.  Although the $58,446,000 value of the shares of AIVN issued in the transaction exceeded the book value of the net assets of AIVN on the date of the transaction, no goodwill or other intangible asset was recognized.  The aggregate value of the shares issued in the transaction was determined by reference to the closing price of the stock on the date of issuance.

After closing of the Share Exchange, the former shareholders of PGPI now own approximately 89% of our common stock and we own 100% of PGPI.  PGPI is in the business of mining exploration and acquisition.

Jack Wagenti, our CEO, executed the Exchange Agreement on our behalf. Mr. Wagenti was a founder, CEO and director of PGPI and he also owned 25 million shares of common stock of PGPI (approx. 16%) at the time of the closing of the Share Exchange (the “Closing”).  Frederick Dunne, Jr., one of our directors as of Closing, owned 1,000,000 shares of common stock of PGPI (less than 1%) as of the closing.  As of the closing, Arthur Ackerman, one of our directors as of closing, owned 6,000,000 shares of common stock of PGPI (approximately 3.6%).

In a Form 8-K dated April 3, 2012, we attached a press release dated March 26, 2012, in which we reported the execution and closing of the Share Exchange with PGPI on March 23, 2012.

The Share Exchange Agreement is included as Exhibit 10.1 to this Current Report and is the legal document that governs the terms of the Share Exchange and the other transactions contemplated by the Share Exchange.  The discussion of the Share Exchange Agreement set forth herein is qualified in its entirety by reference to Exhibit 10.1.

Item 2.01 Completion of Disposition or Acquisition of Assets.

On March 23, 2012, the Share Exchange referenced in Item 1.01 closed.  After the Share Exchange, there are now 181,695,044 shares of our common stock outstanding, of which approximately 89% are held by the former shareholders of PGPI. Prior to the Share Exchange, we were a shell company with no business operations.  As a result of the Share Exchange, we are no longer considered a shell company and there was a change in control of the Company.

The issuance of the shares of our common stock pursuant to the Share Exchange, will be made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated thereunder.  As such, the shares of our common stock may not be offered or sold unless they are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

Pursuant to Item 2.01(f) of Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”),  upon consummation of the transaction follows. The information below corresponds to the item numbers of Form 10 under the Exchange Act.

Forward Looking Statements

The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although management believes that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report. While it is not possible to identify all factors, management continues to face many risks and uncertainties including, but not limited to, our ability or a target entity to meet the requirements to close any potential acquisition, the results of operations and our profitability following the acquisition of a new business venture, the acceptance in the market of the products or services we offer following an acquisition. Should one or more of these risks materialize, or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. We disclaim any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Except as otherwise indicated by the context, references in this Current Report on Form 8-K to “we,” “us” and “our” are to the consolidated business of the Registrant and PGPI.

ITEM 1. BUSINESS

Background.

Originally, on July 16, 1984, we were organized as Lucky Seven Gas and Minerals, Inc., under the laws of the State of Pennsylvania.  On June 24, 1996, our name was changed to Lucky Seven Gold Mines, Inc.  On January 13, 1998, American Precious Metals, Inc. was formed,  under the laws of the State of Delaware.  On March 16, 1998, we merged into American Precious Metals, Inc., the surviving corporation.  On November 13, 2000, our name was changed to American Global Enterprises, Inc. and on December 21, 2000, our name was changed again to American International Ventures, Inc.

Prior Business Activities.

During 2002, we developed a plan of operations to seek, identify and, if successful, acquire a portfolio of undervalued or sub-economic but prospective mineral properties in the United States, principally gold properties that could be enhanced by performing limited exploratory work on the property. We would then attempt to identify a joint venture partner to further develop the property or otherwise sell the property to an industry participant.

Pursuant to our then business plan, we acquired twenty eight (28) patented mining claims on the Bruner property located in Nye County, Nevada.

In September 2005, we completed an Exploration and Option to Enter Joint Venture Agreement with Electrum Resources LLC relating to the Bruner property, which agreement was terminated in January 2007. In April 2009, we completed a Property Option Agreement with Patriot Gold Corp., an unaffiliated third party, in which we granted an exclusive option to the Bruner Property (the “Bruner Option”), for eight annual payments totaling $315,000.00 and a balloon payment due to us in April 2016, in the amount of $1,185,000.  In addition, we retained a 1.5% net smelter reserve (“NSR”) wherein, Patriot Gold has the option to purchase 1% of the NSR for an additional $500,000. Patriot Gold has $50,000 due April 1, 2013, $55,000 due April 1, 2014, $60,000 due April 1, 2015 and $1,185,000 due April 1, 2016 (See Exhibit 10.2).

Then, we determined to expand our business purpose to seek other business opportunities to review and analyze for purposes of effecting a merger, acquisition or other business combination with an operating company business.

In October 2007, we amended our Certificate of Incorporation to increase our authorized shares of common stock from 50,000,000 shares to 400,000,000 shares.

Share Exchange with Placer Gold Prospecting, Inc.

On March 23, 2012, we closed on the Share Exchange with the shareholders of PGPI. See Items 1.01 and 2.01 above for a detailed discussion of the Share Exchange.

Other Business Activity.

As reported in our Form 8-K filed April 25, 2012, on April 20, 2012, we entered into a Purchase and Installment Payment Agreement with DAAL, LLC (DAAL), a Nevada limited liability company wherein we agreed to acquire: (1) 2 patented lode mining claims in Humbolt County, Nevada, and (2) 15 unpatented lode mining claims. The purchase itself was scheduled to close on August 25, 2012.  We paid DAAL $27,500, 250,000 shares of our common stock that is subject to Rule 144, and 250,000 warrants to purchase our common shares at $0.25 per share; the warrants will expire two years from date of issuance. Daal, at the time, could not deliver clear title to Title Service and Escrow Company. AIVN is waiting for clear title to proceed with the closing. There can be no assurance that DAAL will be able to get clear title. (See Exhibit 10.3)

As reported in our Form 8-K filed May 4, 2012, on April 30, 2012, we entered into a Purchase Agreement with Tucker E. White and Victoria White, for the purchase of  the 704 acre patented lode mining claims known as the Golden Eagle Extension in Humbolt County, Nevada. The purchase price was $701,000 with $1,000 down a $100,000 Trust Deed and 2,000,000 shares of Rule 144 common stock, valued at $600,000. The Trust Deed note is for 3 years from close of escrow with no interest. Payments are $881 and payments commence 30 days from close of escrow.  On June 3, 2012, escrow was closed on said transaction.   In addition, Mr. White was appointed as our president.  As reported in our Form 8-K filed October 22, 2012, Tucker White is no longer with the Company. (See attached Purchase Agreement 2.4)

On May 3, 2012, we announced that, we had closed escrow on the 40 acre patented site previously owned by the Turner Ranch LLC in Beatty, NV.  We have formed a limited liability company in the State of Nevada called the “Beatty Bullfrog Mining Co” which will occupy the address in Beatty, Nevada. The purchase price was $304,000, with $28,000 down, a Trust Deed for $252,000, and 100,000 shares of our common stock subject to Rule 144.  The $252,000 obligation is due three years from closing and requires payments of interest only until then at 5% per annum.  (See Exhibit 10.5)

Description of Placer Gold Prospecting, Inc.’s Business

For purposes of this section entitled “Description of Placer Gold Prospecting, Inc.’s Business” only, all references to “we,” “us,” or “our” or “PGPI” refers to PGPI prior to the effectiveness of the Share Exchange.

On January 25, 2012, PGPI was incorporated in the State of Florida, for the purpose of mining exploration.  It has acquired mining claims for approximately 4,050 acres of land, primarily in Nevada, with the intent of reactivating the historical mines that produced gold and silver until shut down in 1942 because of World War II.

At this time, our primary focus is on gold and silver properties. Gold and silver properties are wasting assets. They eventually become depleted or uneconomical to continue mining. Currently, we have not produced any gold or silver from our properties. We are in the exploration stage and potential investors should be aware of the difficulties normally encountered by enterprises in the exploration stage. Our ability to become and remain profitable over the long term depends on our ability to finalize the design, permit, development and profitable extraction and recovery of mineral resources beyond our current planned mine life. If our ability to expand the operations beyond their current planned mined lives doesn’t occur we may seek to acquire other precious and base metals properties beyond our current properties. The acquisition of precious and base metals properties and their exploration and development are subject to intense competition. Companies with greater financial resources, larger staff, more experience and more equipment for exploration and development may be in a better position than us to compete for such mineral properties.

Below is a list of the claims which PGPI acquired prior to March 23, 2012, the date of reverse acquisition.

Name of Claim	Acres	Date Acquired
El Tule	3,070.00	March 14, 2012
Capatola	55.50	March 8, 2012
Indian Mine	122.00	March 14, 2012
Gypsy Mine	160.00	February 18, 2012
Hot Springs Mine	320.00	March 16, 2012
Stud Horse Mine	41.26	March 14, 2012
TNT Mine	41.26	March 14, 2012
Bullfrog Mine	100.00	February 17, 2012
Virgilia Mine	60.00	February 17, 2012
Reward Monster Mine	80.00	February 20, 2012

The following is a list of claims acquired after March 23, 2012:

Name of Claim	Acres	Date Acquired
Turner Ranch	39.73	May 3, 2012
Bullfrog #3
American Metallic Mine
Placeritas Mine	432	May 9, 2012
Golden Eagle #2	702.3	July 2, 2012

In January 2013, the Company also leased certain claims, covering 22.5 acres in Baja, California for a period of five (5) years.

Maps show locations of claims are attached as Exhibit 99.

Description of our Current Business

Since the acquisition of PGPI, our operations have focused on developing, planning and operating past producing precious metal properties and mines. Specifically, we are now a gold and silver exploration and extraction company, operating primarily in Nevada through PGPI, our wholly owned subsidiary. In addition to our interest in the Bruner Option, we will focus on acquiring gold and base mineral resource properties that have historically produced gold and silver until 1942 when all gold production in the United States was halted due to World War II.

We are in the exploration stage and have not yet generated revenue from mining operations.  None of our properties or claims has any proven or probable reserves and all of our activities undertaken and currently proposed are exploratory in nature.

We currently have five (5) full time employees and two part time employees.

Types of Claims

•

a patented mining claim is a mineral claim originally staked on land owned by in the United States Government, where all its associated mineral rights have been secured by the claimant from the U.S. Government in compliance with the laws and procedures relating to such claims, and title to the surface of the claim and the minerals beneath the surface have been transferred from the U.S. Government to the claimant. Annual mining claim assessment work is not required, and the claim is taxable real estate.

•

an unpatented mining claim is a mineral claim staked on federal, state or, in the case of severed mineral rights, private land to which a deed from the U.S. Government or other mineral title owner has not been received by the claimant. Unpatented claims give the claimant the exclusive right to explore for and to develop the underlying minerals and use the surface for such purpose. However, the claimant does not own title to either the minerals or the surface, and the claim is subject to annual assessment work requirements and the payment of annual rental fees which are established by the governing authority of the land on which the claim is located. The claim may or may not be subject to production royalties payable to that governing authority.

Exploration Business and Operations

Initially we intended to permit and reactivate mining claims.  As of today, the Company plans to sell all its mining properties in Nevada and permit the Golden Eagle.

The Company doesn’t expect to do any mining in Nevada in the year 2013 and there can be no assurance the Company will be able to sell or have the financing to complete the permitting of the Golden Eagle or ever mine in Nevada.

We have accumulated substantial losses and our auditor has issued to us a going concern opinion. We expect to continue to incur losses unless and until we generate sufficient revenue from production to fund continuing operations including exploration and development costs. We expect such losses or the monthly burn rate to be in the range of $40,000 to $60,000. There is no assurance we will be profitable for any quarterly or annual period. We anticipate we will need to raise approximately $8,000,000 to $10,000,000 in the next 12 months to fund our planned exploration expenditures, debt service and general working capital requirements. We plan to raise the financing through debt and/or equity placements. Failure to raise needed financing could result in us having to scale back or discontinue exploration activities or some or all of our business operations.

Our website address is www.aivn.co.

Our Industry

The Gold Market. The market for gold is large, liquid and global. Gold continues to see demand in the jewelry, industrial and health science industries; however, gold’s main demand comes in the form of safe haven investment. From economic, political and social uncertainty to a hedge against inflation, gold is, and has long been, considered by many a commodity of refuge from concerns with fiat currencies and their corresponding economies.

The World Gold Council (“WGC”), a leading international gold industry research organization, published on its website that total gold demand for the fourth quarter of 2011 rose 21% to 1,017 metric tonnes (a metric tonne is equal to 2,204.6 pounds) year-on-year. Of this increase, investment demand posted the largest segment increase, more than offsetting the decline in gold jewelry demand.  Due to the volatility of the price of gold, however, there is no guarantee that total gold demand will continue to grow at comparable rates in the future.

The Silver Market. Unlike the gold market, demand within the silver market has been predominantly for fabrication – mainly industrial application, photography and jewelry – with investment making up only a small portion of total yearly demand.

Government and Environmental Regulation

Our mining, processing operations and exploration activities are subject to various laws and regulations governing: (i) the protection of the environment, (ii) exploration, (iii) mine safety, development and production, (iv) exports,(v) taxes, (vi) labor standards, (vii) occupational health, (viii) waste disposal, (ix) toxic substances, (x) water rights, (xi) explosives and (xii) other matters. New laws and regulations, amendments to existing laws and regulations or more stringent implementation of existing laws and regulations could have a material adverse impact on us, increase costs, cause a reduction in levels of, or suspension of, production and/or delay or prevent the development of new mining properties.

The governmental agencies and regulators tasked with implementing and enforcing the above laws and regulations include the Bureau of Land Management, the Mine Safety and Health Administration, the Department of Natural Resources and Conservation, and the Bureau of Alcohol, Tobacco, Firearms and Explosives.

We believe we are currently in compliance in all material respects with all applicable environmental laws and regulations. Such compliance requires significant expenditures and increases mine development and operating costs. Mining is subject to potential risks and liabilities associated with pollution of the environment and the disposal of waste products occurring as a result of mineral exploration and production. Environmental liability may result from mining activities conducted by others prior to our ownership of a property. To the extent we are subject to uninsured environmental liabilities, the payment of such liabilities would reduce our otherwise available earnings and could have a material adverse effect on our business plan.

We have retained AMEC in Reno, Nevada to meet the environmental regulations and obtain required mining permits. The costs of such are estimated at approximately $138,000, which is on the low side merely because we own the property outright and will be dealing strictly with the State and County, rather than the Bureau of Land Management (“BLM”). However, we have prepared the permits required to modify the right of way using the BLM road to access our property. Owning the property omits much of the red tape required to mine federally owned property where the company only has the mineral estates claimed in Nevada.

Licenses and Permits

Our operations require licenses and permits from various governmental authorities. We believe we hold all material licenses and permits required under applicable laws and regulations and believe we are presently complying in all material respects with the terms of such licenses and permits. However, such licenses and permits are subject to change in various circumstances. There can be no guarantee that we will be able to obtain or maintain all necessary licenses and permits that may be required to explore and develop our properties, commence construction or operation of mining facilities and properties under exploration or development or to maintain continued operations that economically justify the cost.

Mine Safety and Health Administration Regulations

Pursuant to Section 1503(a) of the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, issuers that are operators, or that have a subsidiary that is an operator, of a coal or other mine in the United States are required to disclose in their periodic reports filed with the SEC information regarding specified health and safety violations, orders and citations, related assessments and legal actions, and mining-related fatalities.

Competition

Because the life of a mine is limited by its mineral reserves, we are continually seeking to replace and expand our reserves through the exploration of existing properties as well as through acquisitions of interests in new properties or of interests in companies which own such properties. We encounter competition from other mining companies in connection with the acquisition of properties and with the engaging and maintaining of qualified industry experienced personnel. This competition may increase the cost of acquiring suitable properties and retaining qualified industry experienced personnel.

ITEM 1A. RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS CURRENT REPORT AND THE DOCUMENTS THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS THE CONTEXT REQUIRES OTHERWISE, THE USE OF THE COMPANIES, THE COMBINED COMPANY, “US,” OR “WE” REFERS TO THE COMBINED COMPANY OF PGPI AND US AFTER GIVING EFFECT TO THE SHARE EXCHANGE. WE HAVE DISCUSSED ALL KNOWN MATERIAL RISKS, HOWEVER, ANY RISKS NOT PRESENTLY KNOWN TO US, IF THEY MATERIALIZE, ALSO MAY ADVERSELY AFFECT US AND OUR STOCK PRICE.

Our business is to engage in exploration and production activities in the precious minerals mining industry, which is a highly speculative activity. An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

Risks Related To Our Business And Financial Condition

Estimates of mineralized material are based on interpretation and assumptions and may yield less mineral production under actual conditions than is currently estimated.

There are numerous uncertainties inherent in estimating quantities of mineralized material such as gold and silver, including many factors beyond our control and no assurance can be given that the recovery of mineralized material will be realized. In general, estimates of mineralized material are based upon a number of factors and assumptions made as of the date on which the estimates were determined, including:

•

geological and engineering estimates that have inherent uncertainties and the assumed effects of regulation by governmental agencies;

•

the judgment of the engineers preparing the estimates;

•

estimates of future metals prices and operating costs;

•

the quality and quantity of available data;

•

the interpretation of that data; and

•

the accuracy of various mandated economic assumptions, all of which may vary considerably from actual results.

Until mineralized material is actually mined and processed, it must be considered an estimate only. These estimates are imprecise and depend on geological interpretation and statistical inferences drawn from drilling and sampling analysis, which may prove to be unreliable. We cannot assure you that these mineralized material estimates will be accurate or that this mineralized material can be mined or processed profitably. Any material changes in estimates of mineralized material will affect the economic viability of placing a property into production and such property’s return on capital. There can be no assurance that minerals recovered in small scale metallurgical tests will be recovered at production scale.

We may have difficulty meeting our current and future capital requirements.

Our management and our board of directors monitor our overall costs and expenses and, if necessary, adjust our programs and planned expenditures in an attempt to ensure we have sufficient operating capital. We continue to evaluate our costs and planned expenditures for our on-going development and care and maintenance efforts at our mineral properties. The continued development and care and maintenance of our mineral properties will require significant amounts of additional capital. As a result, we may need to explore raising additional capital during fiscal 2012 and beyond so that we can continue to fully fund our planned activities. Our ability to obtain this financing will depend upon, among other things, the price of gold and the industry’s perception of its future price. The extraordinary conditions in the global financial and capital markets have currently limited the availability of this funding. Therefore, availability of funding is dependent largely upon factors outside of our control, and cannot be accurately predicted. If the disruptions in the global financial and capital markets continue, debt or equity financing may not be available to us on acceptable terms, if at all. If we are unable to fund future operations by way of financing, including public or private offerings of equity or debt securities, our business, financial condition and exploration activities will be adversely impacted.

We anticipate that our expected near term and long term financing requirements to continue our operations and to implement our exploration plans is as follows: $10,000,000. At this time, we do not have any arrangements for such financing.

As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements.

We qualify as an “emerging growth company” under the JOBS Act. As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

•

have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

•

comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

•

submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay” and “say-on-frequency;” and

•

disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We will remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Until such time, however, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

The volatility of the price of gold or silver could adversely affect our future operations and, if warranted, our ability to develop our properties.

The potential for profitability of our operations, the value of our properties and our ability to raise funding to conduct continued exploration and development, if warranted, are directly related to the market prices of gold, silver and other precious metals. The prices of such metals fluctuate widely and are affected by numerous factors beyond our control, including interest rates, expectations for inflation, speculation, currency values (in particular the strength of the U.S. dollar), global and regional demand, political and economic conditions and production costs in major metal producing regions of the world. The price of gold may also have a significant influence on the market price of our common stock and the value of our properties. Our decision to put a mine into production and to commit the funds necessary for that purpose must be made long before the first revenue from production would be received. A decrease in the prices of gold or silver may prevent our property from being economically mined or result in the write-off of assets whose value is impaired as a result of lower gold, zinc, lead, copper or silver prices. The prices of gold and silver is affected by numerous factors beyond our control, including inflation, fluctuation of the United States dollar and foreign currencies, global and regional demand, the sale of gold and silver by central banks, and the political and economic conditions of major gold and silver producing countries throughout the world.

The price of gold has risen over the past decade to $1900 and is about $1580 per ounce presently. The price of silver over the past decade has risen to $48 per ounce and is presently $28.90 per ounce. Gold and silver are very volatile and  the price may fluctuate widely up or down.

We are in the exploration stage and the nature of mineral exploration and production activities involves a high degree of risk and the possibility of uninsured losses.

We have a limited operating history and must be considered in the exploration stage. Our operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. We are in the exploration stage and potential investors should be aware of the difficulties normally encountered by enterprises in the exploration stage. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in our company.

Exploration for and the production of minerals is highly speculative and involves greater risk than many other businesses. Many exploration programs do not result in the discovery of mineralization, and any mineralization discovered may not be of sufficient quantity or quality to be profitably mined. Our operations are, and any future development or mining operations we may conduct will be, subject to all of the operating hazards and risks normally incident to exploring for and development of mineral properties, such as, but not limited to:

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Economically insufficient mineralized material;

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Fluctuation in production costs that make mining uneconomical;

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Labor disputes;

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Unanticipated variations in grade and other geologic problems;

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Environmental hazards;

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Water conditions;

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Difficult surface or underground conditions;

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Industrial accidents;

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Metallurgic and other processing problems;

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Mechanical and equipment performance problems;

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Failure of pit walls or dams;

•

Unusual or unexpected rock formations;

•

Personal injury, fire, flooding, cave-ins and landslides; and

•

Decrease in the value of mineralized material due to lower gold or silver prices.

Any of these risks can materially and adversely affect, among other things, the development of properties, production quantities and rates, costs and expenditures, potential revenues and production dates. We currently have limited insurance to guard against some of these risks. If we determine that capitalized costs associated with any of our mineral interests are not likely to be recovered, we would incur a writedown of our investment in these interests. All of these factors may result in losses in relation to amounts spent which are not recoverable, or result in additional expenses.

Difficult conditions in the global capital markets and the economy generally may materially adversely affect our business and results of operations, and we do not expect these conditions to improve in the near future.

Our results of operations are materially affected by conditions in the domestic capital markets and the economy generally. The stress experienced by domestic capital markets that began in the second half of 2007, has continued and substantially increased into the present. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market and a declining real estate market in the U.S. have contributed to increased volatility and diminished expectation for the economy and the markets going forward. These factors, combined with volatile gold and silver prices, declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown and fears of a continued recession. In addition, the fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. These factors can affect the value of our mining claims and our ability to acquire necessary financing for our exploration and operating activities.

Title to our properties may be challenged or defective.

Our planned future operations and exploration activities may require amendments to our currently approved permits from various governmental authorities. Our operations are and will continue to be governed by laws and regulations governing prospecting, mineral exploration, exports, taxes, labor standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety, mining royalties and other matters. There can be no assurance that we will be able to acquire all required licenses, permits, amendments or property rights on reasonable terms or in a timely manner, or at all, and that such terms will not be adversely changed, that required extensions will be granted, or that the issuance of such licenses, permits or property rights will not be challenged by third parties.

We attempt to confirm the validity of our rights of title to, or contract rights with respect to, each mineral property in which we have a material interest. However, we cannot guarantee that title to our properties will not be challenged. Our mineral properties may be subject to prior unregistered agreements, interests or native land claims, and title may be affected by undetected defects. There may be valid challenges to the title of any of the claims comprising our mineral properties that, if successful, could impair possible development and/or operations with respect to such properties in the future. Challenges to permits or property rights, whether successful or unsuccessful; changes to the terms of permits or property rights; or a failure to comply with the terms of any permits or property rights that have been obtained, could have a material adverse effect on our business by delaying or preventing or making continued operations economically unfeasible.

We are subject to complex environmental and other regulatory risks, which could expose us to significant liability and delay, and potentially the suspension or termination of our development efforts.

Compliance with environmental quality requirements and reclamation laws imposed by federal, state, provincial, and local governmental authorities may:

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require significant capital outlays;

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materially affect the economics of a given property;

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cause material changes or delays in our intended activities; and

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expose us to lawsuits.

These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the generation, transportation, storage and disposal of solid and hazardous waste. Applicable authorities may require us to prepare and present data pertaining to the effect or impact that any proposed exploration for or production of minerals may have upon the environment. The requirements imposed by any such authorities may be costly, time consuming, and may delay operations. Future legislation and regulations designed to protect the environment, as well as future interpretations of existing laws and regulations, may require substantial increases in equipment and operating costs and delays, interruptions, or a termination of operations. We cannot accurately predict or estimate the impact of any such future laws or regulations, or future interpretations of existing laws and regulations, on our operations.

Historic mining activities have occurred on certain of our properties. If such historic activities have resulted in releases or threatened releases of regulated substances to the environment, potential for liability may exist under federal or state remediation statutes. Such liability would include remediating any damage that we may have caused, including costs for removing or remediating the release and damage to natural resources, including ground water, as well as the payment of fines and penalties. Except as discussed in our periodic filings with the SEC, we are not aware of any such claims under these statutes at this time, and cannot predict whether any such claims will be asserted in the future.

We may produce air emissions and pollutions that could fall under the jurisdiction of U.S. federal laws.

Under the U.S. Resource Conservation and Recovery Act, mining companies may incur costs for generating, transporting, treating, storing, or disposing of hazardous waste, as well as for closure and post-closure maintenance once they have completed mining activities on a property. Our mining operations may produce air emissions, including fugitive dust and other air pollutants, from stationary equipment, storage facilities, and the use of mobile sources such as trucks and heavy construction equipment which are subject to review, monitoring and/or control requirements under the Federal Clean Air Act and state air quality laws. Permitting rules may impose limitations on our production levels or create additional capital expenditures in order to comply with the rules.

Legislation has been proposed that would significantly affect the mining industry.

Periodically, members of the U.S. Congress have introduced bills which would supplant or alter the provisions of the General Mining Law of 1872, which governs the unpatented claims that we control with respect to our U.S. properties. One such amendment has become law and has imposed a moratorium on the patenting of mining claims, which reduced the security of title provided by unpatented claims such as those on our U.S. properties. If additional legislation is enacted, it could substantially increase the cost of holding unpatented mining claims by requiring payment of royalties, and could significantly impair our ability to develop mineral estimates on unpatented mining claims. Such bills have proposed, among other things, to make permanent the patent moratorium, to impose a federal royalty on production from unpatented mining claims and to declare certain lands as unsuitable for mining. Although it is impossible to predict at this time what royalties may be imposed in the future, the imposition of such royalties could adversely affect the potential for development of such mining claims, and the economics of existing operating mines on federal unpatented mining claims. Passage of such legislation could adversely affect our business.

Our operations are subject to permitting requirements which could require us to delay, suspend or terminate our operations on our mining properties.

Our operations, including ongoing exploration drilling programs, require permits from the state and federal governments, including permits for the use of water and for drilling wells for water. We may be unable to obtain these permits in a timely manner, on reasonable terms or on terms that provide us sufficient resources to develop our properties, or at all. Even if we are able to obtain such permits, the time required by the permitting process can be significant. If we cannot obtain or maintain the necessary permits, or if there is a delay in receiving these permits, our timetable and business plan for exploration of our properties will be adversely affected, which may in turn adversely affect our results of operations, financial condition and cash flows. Through March 23, 2012, we have incurred approximately $3,000 in such permitting costs and expect to incur approximately another $35,000 during the balance of 2012, and approximately $100,000 in 2013.

We may face a shortage of water.

Water is essential in all phases of the exploration, development and operation of mineral properties. With the nature of our operations, water is used in such processes as exploration, drilling, testing, dust suppression, milling and tailings disposal. The lack of available water and the cost of acquisition may make an otherwise viable project economically impossible to complete.

Global climate change is an international concern, and could impact our ability to conduct future operations.

Global climate change is an international issue and receives an enormous amount of publicity. We would expect that the imposition of international treaties or federal, state or local laws or regulations pertaining to mandatory reductions in energy consumption or emissions of greenhouse gasses could affect the feasibility of our mining projects and increase our operating costs.

Because access to the mineral property may be restricted by inclement weather or other hazards, we may be delayed in our development efforts.

We are subject to risks and hazards, including environmental hazards, the encountering of unusual or unexpected geological formations, cave-ins, flooding, earthquakes and periodic interruptions due to inclement or hazardous weather conditions. As a result, access to our mineral properties may be restricted during parts of the year. During the winter months, heavy snowfall can make it difficult to undertake work programs. Frequent inclement weather in the winter months can make development and mining activities difficult for short periods of time.

We may face a shortage of supplies, equipment and materials.

The mineral industry has experienced from time to time shortages of certain supplies, equipment and materials necessary in the exploration, evaluation, development and production of mineral deposits. The prices at which such supplies and materials are available have also greatly increased. Our planned operations could be subject to delays due to such shortages and further price escalations could increase our costs for such supplies, equipment and materials. Our experience and that of others in the industry is that suppliers are often unable to meet contractual obligations for supplies, equipment, materials, and services, and that alternate sources of supply do not exist.

The market for obtaining desirable properties, investment capital, and outside engineers and consultants is highly competitive.

Presently, we employ a limited number of full-time employees, utilize outside consultants, and in large part rely on the personal efforts of our officers and directors. Our success will depend, in part, upon the ability to attract and retain qualified outside engineers and other professionals to develop and operate our mineral properties, in addition to obtaining investment capital to conduct our mining operations. We believe that we will be able to attract competent employees and consultants, but no assurance can be given that we will be successful in this regard as competition for these professionals is highly competitive. If we are unable to engage and retain the necessary personnel, our business would be materially and adversely affected.

We depend upon a limited number of personnel and the loss of any of these individuals could adversely affect our business.

If any of our current executive employees were to die, become disabled or leave our company, we would be forced to identify and retain individuals to replace them. Messrs. Jack Wagenti, Tucker White, Jerry Scott, Frederick Dunne, Jr., and Arthur Ackerman are our critical employees at this time. In addition to the executives, we rely heavily on a several staff people that have extensive knowledge of our properties and mine plans. There is no assurance that we can find suitable individuals to replace them or to add to our employee base if that becomes necessary. We are entirely dependent on these individuals as our critical personnel at this time. We have no life insurance on any of our employees, and we may be unable to hire a suitable replacement for them on favorable terms, should that become necessary.

We have incurred substantial losses since our inception and may never be profitable.

Placer has incurred substantial losses since its formation on January 25, 2012 and AIVN has accumulated substantial losses during its existence; in addition, we presently have no revenue ..  During the fiscal years ended May 31, 2011 and 2010, we had zero revenue from operations and have reported net income of $14,168 and losses of $8065, respectively. American International Ventures had an accumulated deficit of $1,365,529 as of May 31, 2011. We expect to continue to incur losses unless and until we generate sufficient revenue from production to fund continuing operations including exploration and development costs. We expect such losses or the monthly burn rate to be in the range of $40,000 to $60,000. There is no assurance we will be profitable for any quarterly or annual period. Our failure to report profits may adversely affect the price of our common stock and you may lose all or part of your investment.

Our executive management have limited experience in managing a public company registered with the SEC and as such compliance with compliance with the SEC rules will be time consuming, difficult and costly.

Our executive officers have limited experience managing a public company. Thus, it will be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the SEC. We may need to hire additional financial reporting, internal control, and other finance staff in order to develop and implement appropriate internal controls and reporting procedures.

Some of our executive management have other business activities in which they are engaged concurrently with our operations and therefore may not devote 100% of their business time to our business.

Some of our executive officers may engage in other business activities thereby failing to devote all of their business time to our business. Nevertheless, such officers have agreed to devote no less than full time (or 30 hours per week) to our operations.

We currently have not entered into forward sales, commodity, derivatives or hedging arrangements with respect to our gold production and as a result we are exposed to the impact of any significant decrease in the gold and silver prices.

We expect to sell the gold and silver we expect to be producing at prevailing market prices. Currently, we have not produced any gold or silver from our properties nor have we entered into forward sales, commodity, derivative or hedging arrangements to establish a price in advance for the sale of future production, although we may do so in the future. As a result, we may realize the benefit of any short-term increase in the gold price, but we are not protected against decreases in gold and silver prices, and if gold and silver prices decrease significantly, our expected future revenues may be materially adversely affected.

Our ability to become and remain profitable over the long term will depend on our ability to identify, explore and develop our current and additional properties.

Gold and silver properties are wasting assets. They eventually become depleted or uneconomical to continue mining. Currently, we have not produced any gold or silver from our properties. We are in the exploration stage and potential investors should be aware of the difficulties normally encountered by enterprises in the exploration stage. Our ability to become and remain profitable over the long term depends on our ability to finalize the design, permit, development and profitable extraction and recovery of mineral resources beyond our current planned mine life. If our ability to expand the operations beyond their current planned mined lives doesn’t occur we may seek to acquire other precious and base metals properties beyond our current properties. The acquisition of precious and base metals properties and their exploration and development are subject to intense competition. Companies with greater financial resources, larger staff, more experience and more equipment for exploration and development may be in a better position than us to compete for such mineral properties. If we are unable to find, develop, and economically mine new properties, we most likely will not be profitable on a long term basis and the price of our common stock may suffer.

Since we have a very limited operating history, investors have little basis to evaluate our ability to operate.

Our activities to date have been focused on raising financing, exploring our properties and preparing those properties for production. Although some of our mine and concentrating facilities have previously operated, these operations were carried out under different ownership and, as a consequence we face all of the risks commonly encountered by other businesses that lack an established operating history, including the need for additional capital and personnel, and intense competition. There is no assurance that our business plan will be successful.

The construction of our mines and optimization and continued operation of our mills are subject to all of the risks inherent in construction, start-up and operations.

These risks include potential delays, cost overruns, shortages of material or labor, construction defects, breakdowns and injuries to persons and property. We expect to engage self-employed personnel, subcontractors and material suppliers in connection with the construction and development of our mine projects. While we anticipate taking all measures which we deem reasonable and prudent in connection with construction of the mines and the operation of the mills, there is no assurance that the risks described above will not cause delays or cost overruns in connection with such construction or operation. Any delays would postpone our anticipated receipt of revenue and adversely affect our operations, which in turn may adversely affect the price of our stock.

We do not insure against all of the risks to which we may be subject in our operations.

While we currently maintain insurance against general commercial liability claims and the physical assets at our projects, we do not maintain insurance to cover all of the potential risks associated with our operations. We might be subject to liability for environmental, pollution or other hazards associated with mineral exploration and development, which risks may not be insured against, which may exceed the limits of our insurance coverage, or which we may elect not to insure against because of premium costs or other reasons. We may also not be insured against interruptions to our operations. Losses from these or other events may cause us to incur significant costs which could materially adversely affect our financial condition and our ability to fund activities on our property. A significant loss could force us to reduce or terminate our operations.

We may require significant additional capital to fund our business plan.

We will be required to expend significant funds to determine if proven and probable mineral reserves exist at some of our properties, to continue exploration and if warranted, develop our existing properties and to identify and acquire additional properties to diversify our property portfolio. There can be no assurance that any of the development properties we now hold, or which we may acquire, will contain a commercial ore reserve, and therefore, no assurance that we will ever generate a positive cash flow from the sale of production on such properties. In addition, once we decide to place a property into production, risks still exist that the amount and grade of the reserves may be significantly less than predicted. We have spent and will be required to continue to expend significant amounts of capital for drilling, geological and geochemical analysis, assaying and feasibility studies with regard to the results of our exploration. We may not benefit from these investments if we are unable to identify commercially exploitable mineralized material.

Our ability to obtain necessary funding for these purposes, in turn, depends upon a number of factors, including the status of the national and worldwide economy and the prices of gold and other precious and base metals. Capital markets worldwide have been adversely affected by substantial losses by financial institutions, in turn caused by investments in asset-backed securities. We may not be successful in obtaining the required financing, or if we can obtain such financing, such financing may not be on terms that are favorable to us. Failure to obtain such additional financing could result in delay or indefinite postponement of further mining operations or exploration and development and the possible partial or total loss of our potential interest in our properties.

We have already expended significant capital to explore and identify the best properties for development. We currently have no plans to acquire any new properties at this time, as we have already developed an adequate portfolio and currently have the Golden Eagle acquisition under development. We have already developed the necessary water supply to insure the planned production at the development site.

In addition, we have already acquired the mining equipment to start a pilot program and will only need funding to complete the construction required to install the plant. Funding to complete the construction and start production at the Golden Eagle is estimated to be $500,000.00. All other projects will be developed subsequent to the Golden Eagle Mines. Those funding requirements have not been budgeted and will depend on the production results and revenues from the Golden Eagle.

Our future anticipated capital requirements will primarily be for permitting and mining in the amount of $10,000,000. We presently do not have funding available.

We may need additional capital, and the sale of additional shares or other equity securities could result in additional dilution to our stockholders.

In the future, we may raise capital for our mining operations by issuing equity securities, resulting in the dilution of the ownership interests of our present stockholders. Any future issuance of our equity securities may dilute then-current stockholders’ ownership percentages and could also result in a decrease in the fair market value of our equity securities, because our assets would be owned by a larger pool of outstanding equity. We may need to raise additional capital through public or private offerings of our common stock or other securities that are convertible into or exercisable for our common or preferred stock. We may also issue such securities in connection with hiring or retaining employees and consultants (including stock options issued under our equity incentive plans), as payment to providers of goods and services, in connection with future acquisitions or for other business purposes. Such issuances may have a further dilutive effect. Also, the future issuance of any such additional shares of common stock or other securities may create downward pressure on the trading price of our common stock. There can be no assurance that any such future issuances will not be at a price (or exercise prices) below the price at which shares of the common stock are then traded.

Our operating costs could be adversely affected by inflationary pressures especially to labor and fuel costs.

The global economy is currently in a period of high commodity prices and as a result the mining industry is attempting to increase production. This has caused significant upward price pressures in the operating costs of mining companies especially in the area of skilled labor. The skilled labor needed by the mining industry is in tight supply and its cost is increasing. Many of our competitors have lower costs and their mines are located in better locations that may give them a competitive advantage in employee hiring and retention.

The cost of fuel to run machinery and generate electricity is closely correlated to the price of oil and energy. Over the past two years the price of oil has risen significantly and has increased the operating cost of mines dependent on fuel to run their business. Continued upward price pressures in our operating costs may cause us to generate significantly less operating cash flows than expected which would have an adverse impact to our business.

We will continue to incur losses for the foreseeable future.

Prior to completion of the development and pre-production stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We expect to incur continuing and significant losses until such time as we achieve commercial production from our mining operations on our mineral claims. As a result of continuing losses, we may exhaust all of our resources and be unable to complete development of our planned mining operations. Our accumulated deficit will continue to increase as we continue to incur losses. We may not be able to generate profits or continue operations if we are unable to generate significant revenues from future mining of the mineral claims and our business will most likely fail. We expect such losses or the monthly burn rate to be in the range of $40,000 to $60,000.

Risks Related To Our Common Stock

There currently is only a minimal public market for our Common Stock. Failure to develop or maintain a trading market could negatively affect the value of our Common Stock and make it difficult or impossible for you to sell your shares.

There currently is only a minimal public market for shares of our Common Stock and an active market may never develop. Our Common Stock is quoted on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority, Inc. The OTC Bulletin Board is a thinly traded market and lacks the liquidity of certain other public markets with which some investors may have more experience. We may not ever be able to satisfy the listing requirements for our Common Stock to be listed on an exchange, which are often a more widely-traded and liquid market.  Some, but not all, of the factors which may delay or prevent the listing of our Common Stock on a more widely-traded and liquid market include the following: our stockholders’ equity may be insufficient; the market value of our outstanding securities may be too low; our net income from operations may be too low; our Common Stock may not be sufficiently widely held; we may not be able to secure market makers for our Common Stock; and we may fail to meet the rules and requirements mandated by the several exchanges and markets to have our Common Stock listed.

We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Bulletin Board, or on another over-the-counter quotation system such as OTC Markets, Inc. In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors.  Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock. This would also make it more difficult for us to raise capital.

We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Bulletin Board, or on another over-the-counter quotation system such as OTC Markets, Inc. In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock. This would also make it more difficult for us to raise capital.

The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

The Securities and Exchange Commission (the “SEC”) has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

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that a broker or dealer approve a person’s account for transactions in penny stocks, and

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the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

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obtain financial information and investment experience objectives of the person, and

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make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

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sets forth the basis on which the broker or dealer made the suitability determination and

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that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

The market price for our common shares is particularly volatile given our status as a relatively unknown company with a small and thinly traded public float, limited operating history and lack of profits which could lead to wide fluctuations in our share price. You may be unable to sell your common shares at or above your purchase price, which may result in substantial losses to you.

The market for our common shares is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. The volatility in our share price is attributable to a number of factors. First, as noted above, our common shares are sporadically and thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Secondly, we are a speculative or “risky” investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our potential products and services. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. Many of these factors are beyond our control and may decrease the market price of our common shares, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common shares will be at any time, including as to whether our common shares will sustain their current market prices, or as to what effect that the sale of shares or the availability of common shares for sale at any time will have on the prevailing market price.

We do not pay dividends on our Common Stock.

We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

Failure To Achieve And Maintain Effective Internal Controls In Accordance With Section 404 Of The Sarbanes-Oxley Act Of 2002 Could Have A Material Adverse Effect On Our Business And Stock Price.

Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Rule 144 Related Risk.

The SEC adopted amendments to Rule 144 which became effective on February 15, 2008 that apply to securities acquired both before and after that date. Under these amendments, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding a sale, (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale and (iii) if the sale occurs prior to satisfaction of a one-year holding period, we provide current information at the time of sale.

Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or at any time during the three months preceding a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

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1% of the total number of securities of the same class then outstanding; or

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the average weekly trading volume of such securities during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale;

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Such sales by affiliates must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Restrictions on the reliance of Rule 144 by Shell Companies or former Shell Companies.

Historically, the SEC staff has taken the position that Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies, like us. The SEC has codified and expanded this position in the amendments discussed above by prohibiting the use of Rule 144 for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an important exception to this prohibition, however, if the following conditions are met:

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The issuer of the securities that was formerly a shell company has ceased to be a shell company,

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The issuer of the securities is subject to the reporting requirements of Section 14 or 15(d) of the Exchange Act,

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The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

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At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

As a result, it is likely that pursuant to Rule 144, stockholders who receive our restricted securities in a business combination will not be able to sell our shares without registration until one year after we have completed our initial business combination.

ITEM 2. FINANCIAL INFORMATION

Management's Discussion And Analysis Of Financial Condition And Results Of Operations

The following management’s discussion and analysis should be read in conjunction with our and PGPI’s historical combined financial statements and the related notes. The management’s discussion and analysis contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Current Report. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report. Please see “Forward-Looking Statements” and “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements.

As the result of the Share Exchange and the change in our business and operations to engaging in exploration and production activities in the precious metal industry, a discussion of our past financial results is not pertinent, and our historical financial results and those of PGPI, the accounting acquirers, prior to the Share Exchange are considered the historical financial results of PGPI.

The following discussion highlights our plan of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. The following discussion and analysis are based on our and PGPI’s financial statements, which we have prepared in accordance with U.S. generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.

The following discussion and analysis provides information which management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The discussion should be read in conjunction with our audited and unaudited financial statements and related notes and the other financial information included elsewhere in this report.

We qualify as an “emerging growth company” under the JOBS Act. As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

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have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

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comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

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submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay” and “say-on-frequency;” and

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disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We will remain an “emerging growth company” for up to five (5) years , or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Plan of Operations

Since the acquisition of PGPI, our operations have focused on developing, planning and operating past producing precious metal properties and mines. Specifically, we are now a gold and silver exploration and extraction company, operating primarily in Nevada through PGPI, our wholly owned subsidiary. In addition to our interest in the Bruner Option, we will focus on acquiring gold and base mineral resource properties that have historically produced gold and silver until 1942 when all gold production in the United States was halted due to World War II. We have retained AMEC of Reno, Nevada to help us permit the Golden Eagle Mine in Humbolt County, Nevada with the BLM and the State of Nevada. We plan to retain AMEC to help permit with the BLM and the State of Nevada the Capatola Mine in Mineral County, NV, Indian Mine in Mineral County, NV, Stud Mine in Mineral County, NV, TNT Mine in Mineral County, NV, Gypsy Mine in Douglas County, NV, Hot Springs in Douglas County, NV, Bullfrog in Nye County, NV, Virgilia Mine in Pumas County, NV, American Metallic Mine in Nye County, NV, Placeritas Mine in Pershing County, NV, and Reward Monster Mine. We intend to sell the mines to other companies after they are permitted. There can be no assurance we will be able to get the financing and permits completed by the end of 2013.

Results of Operations tor the Period from January 25, 2012 (Date of Formation) To March 23, 2012

Revenues

PGPI had no revenues from operations since formation.

Operating Expenses

Operating expenses since formation were $60,460 consisting of the following:

Geology fees	$37,972
Travel expenses	12,929
Office expenses	3,604
Professional fees	2,500
Other expenses	3,455
Total expenses	$60,460

Liquidity and Capital Resources

As of March 23, 2012, we had working capital of $22,488.

We are an exploration stage company and have incurred losses since our inception. We currently do not have sufficient cash to support the Company through 2012. Our current monthly burn rate is $40,000. We anticipate that we will incur the following expenses over the next 12 months:

•

$100,000 for permitting

•

$1,000,000 for debt service

•

$1,000,000 for general working capital

We anticipate we will need to raise approximately $5,000,000 to $7,000,000 in the next 12 months to fund our planned exploration expenditures, debt service and general working capital requirements. We plan to raise the financing through debt and/or equity placements. Failure to raise needed financing could result in us having to scale back or discontinue exploration activities or some or all of our business operations.

Related Party Transactions

During the period between January 25, 2012 (date of formation) and March 23, 2012, the Company issued 38,500,000 shares to company founders, of which 27,300,000 were to officers and directors. These shares were assigned no value because they were issued on the date of formation, prior to the Company acquiring assets. Another 100,000,000 shares were issued to Golds Group, which made Golds Group the controlling Company shareholder. Consideration for these shares was five separate mining claims. These claims were assigned no value, which was the value on the books of the contributing company as this transaction was between companies under common control.

Off-Balance Sheet Arrangements

None.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures.

The Company maintains disclosure controls and procedures, as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Disclosure controls and procedures are designed to ensure that information required to be disclosed in an issuer's reports filed under the Exchange Act is (i) recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms and (ii) accumulated and communicated to management, including our principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rules 13a-15 and 15d-15 of the Exchange Act.

Based on such evaluation, our principal executive officer and principal financial officer concluded that, as of the end of the period covered by this Report on our disclosure controls and procedures are not effective.

Summary Of Significant Accounting Policies

a.

Exploration Stage Accounting .. The Company is an exploration stage company, as defined in pronouncements of the Financial Accounting Standards Board (FASB) and Industry Guide #7 of the Securities and Exchange Commission. Generally accepted accounting principles govern the recognition of revenue by an exploration stage enterprise and the accounting for costs and expenses. From January 25, 2012 (date of inception) to March 23, 2012, the Company has been in the exploration stage. No revenue had been realized through March 23, 2012.

b.

Recognition of Revenue .. Revenue will be recognized when persuasive evidence of an arrangement exists, such as when a purchase order or contract is received from a customer, the price is fixed, title to the goods has passed, and there is reasonable assurance of collection. The Company has not yet entered into any contractual arrangement to deliver product or services.

c.

Mining Claims .. Mining claims held for development are recorded at the cost of the claims. These costs will be amortized when extraction begins.

d.

Mine Development Costs .. Mine development costs include engineering and metallurgical studies, camp setup, road and water infrastructure, equipment installation and fabrication of a wash plant to maximize beneficiation. and other related costs to delineate and extract precious metals, the removal of overburden to initially expose bedrock at open pit surface mines and the improvement of access ways, reinforcing existing shafts, lateral access, drifts, ramps and other infrastructure at underground mines where applicable. Mine development costs also include engineering and metallurgical studies, drilling and other related costs to delineate an ore body, the removal of overburden to initially expose an ore body at open pit surface mines and the building of access ways, shafts, lateral access, drifts, ramps and other infrastructure at underground mines. Costs incurred at a mine site before proven reserves have been established are expensed as mine development costs. At the point proven reserves have been established at a mine site, such costs will be capitalized and will be written off as depletion expense as the minerals are extracted. As of March 23, 2012, none of the mining claims meet the requirements for qualification as having proven and probable reserves.

e.

Income Taxes .. The Company accounts for income taxes in accordance with pronouncements of the FASB, which require the use of the “liability method”. Accordingly, deferred tax liabilities and assets are determined based on differences between the financial statement bases and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the income that is currently taxable.

Going Concern

The accompanying financial statements have been prepared assuming that PGPI will continue as a going concern. As shown in the financial statements, PGPI has experienced a loss during its initial period of operations and does not currently have sufficient resources to accomplish its objectives during the next twelve months. These conditions raise substantial doubt about PGPI’s ability to continue as a going concern. The financial statements do not include adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should it be unable to continue in operation. Our present plans, the realization of which cannot be assured, to overcome these difficulties include, but are not limited to, the continuing effort to raise capital in public and private markets.

ITEM 3. PROPERTIES

We conduct our operations in Lithia, Florida, from an office in the home of one of our officers until such time as we build offices in Beatty, NV (under construction as of the date of this filing). The office is occupied at no charge to us. There is no rental agreement for the use of this office. If rent were charged for this space, the amount would not be material.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth certain information, as of October 22, 2012 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of our executive officers and directors, and (iii) our directors and executive officers as a group. The information relating to the ownership interests of such shareholders is provided after giving effect to the Share Exchange.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
	Common stock	Common stock
Jack Wagenti	27,759,892	14.09%
Tucker White(2)	2,450,000	01.24%
Jerry Scott	2,200,000	01.20%
Frederick R. Dunne, Jr.	1,100,000	00.60%
Arthur deWitt Ackerman	3,700,000	01.88%
Brandon Nash(3)	0	0
Directors and Officers as a group (5 persons)	37,209,892	18.89%

(1) Based on an aggregate of 196,970,044 common shares outstanding as of October 22, 2012. The address for each party is 6004 Tealside Court, Lithia, Florida 33547, the address of the Company.

(2) Effective October 18, 2012 Mr. White is no longer an officer of the Company as reported in our Form 8-K filed with the SEC on October 22, 2012

(3) Effective May 25, 2012 Mr. Nash was appointed as CEO of the Company as reported in our Form 8-K filed with the SEC on June 4, 2012

ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS.

The following table sets forth the names and ages of each of the persons designated to become members of the Board of Directors and Executive Officers effective upon closing of the Share Exchange

Name	Age	Positions and Offices to be Held
Jack Wagenti	74	Director, President, Chief Financial Officer; Secretary; Treasurer;
Tucker White(1)	37	President
Jerry Scott	74	Chief Operating Officer
Frederick Dunne, Jr	67	Director
Arthur deWitt Ackerman	61	Director
Brandon Nash(2)	30	CEO

(1) Effective October 18, 2012 Mr. White is no longer an officer of the Company as reported in our Form 8-K filed with the SEC on October 22, 2012.

(2) Effective May 25, 2012 Mr. Nash was appoint as CEO of the Company as reported in our Form 8-K filed with the SEC on June 4, 2012.

The directors named above will serve until the first annual meeting of our stockholders following completion of the Share Exchange or until their respective successors have been appointed and duly qualified. Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement. There is no arrangement or understanding between any of the directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to our board. There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of our affairs.

Mr. Jack Wagenti, Chairman of the Board

Mr. Wagenti (75) was previously elected to the Chairman of the Board and Chief Executive Officer positions of US Precious Metals, Inc. on December 2007; in October 2008, he resigned and in August 2010, he was reappointed as Chairman of the Board, Secretary Treasurer and Chief Financial Officer.   On November 30, 2011, Mr. Wagenti resigned from all positions in US Precious Metals, Inc.   In September 2008, Mr. Wagenti resigned as a Director of International Power, Inc.   In 1998,  Mr. Wagenti was the one of the founders of American International Ventures, Inc.  Since 1998, Mr. Wagneti has served as President, Chief Financial Officer and Secretary at different times.   In May 2009, Mr. Wagenti resigned as a Director from American International Ventures, Inc.  On February 6, 2012, Mr. Wagenti was re-appointed as Chairman, Chief Executive Officer, President, Chief Financial Officer and Corporate Secretary and Treasurer of American International Ventures, Inc.  Mr. Wagenti works full time with the Company with no salary.

Mr. Brandon Nash, Chief Executive Officer

Mr. Nash (30) formed Aurum Mining Exploration in 2007, a company that specializes in gold exploration and compliance.   Mr. Nash works part time for the Company.

Ret. Major Jerry D. Scott, Chief Operating Officer

Mr. Scott (75) is the President of Gold Construction, Inc., a Nevada Construction Company. Mr. Scott’s expertise is planning, permitting and developing the set-up and infrastructure, such as mining camps, heavy equipment service and dispatch, pilot plant operations and all the necessary mining facilities. Mr. Scott works part time for the Company.

Mr. Frederick R. Dunne, Jr., Director

Mr. Dunne (68) is a managing member of Dunne & Associates, LLC, a law firm in Kearny, New Jersey. Mr. Dunne does considerable contract law, which is imperative for an exploration mining company.  Mr. Dunne has been an attorney since 1972.

Mr. Arthur deWitt Ackerman, Director

Mr. Ackerman (71) has been involved with entrepreneurial endeavors and sales for most of his career. Mr. Ackerman is a Director of Beech Tree Labs, Inc. and the Mohave National Preserve Conservancy. Mr. Ackerman is also a member of the Board of Advisors of TrakLok Corp. Mr. Ackerman co- founded a Wall Street based gold exploration and money management group.

There are no written or oral agreements with any of the above named management to receive compensation.

All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

ITEM 6. EXECUTIVE COMPENSATION.

The following table provides certain information for the fiscal years ended May 31, 2012 and 2011 concerning compensation earned for services rendered in all capacities by our named executive officers during the fiscal years ended May 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jack Wagenti, President	2012	0	0		0	0	0	0	0
	2011	0	0	0	0	0	0	0	0
Tucker White(1) Former president	2012		0	0	0	0	0	40,000	0
	2011	0	0	0	0	0	0	0	0
Jerry Scott, COO	2012	0	0	0	0	0	0	0	0
	2011	0	0	0	0	0	0	0	0
Brandon Nash(2), CEO	2012	25,000	0	0	0	0	0	16,000	0
	2011	0	0	0	0	0	0	0	0
Arthur deWitt Ackerman
Frederick R. Dunne, Jr.

(1) Effective October 18, 2012 Mr. White is no longer an officer of the Company as reported in our Form 8-K filed with the SEC on October 22, 2012.

(2) Effective May 25, 2012 Mr. Nash was appoint as CEO of the Company as reported in our Form 8-K filed with the SEC on June 4, 2012.

Employment Agreements

None.

OUTSTANDING EQUITY AWARDS AT MAY 31, 2012
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Myron Goldstein	300,000	-0-	-0-	$.05	9/28/14	-0-	-0-	-0-	-0-

Discussion of Director Compensation

The Company did not pay any director compensation during the fiscal year ended May 31, 2012. The Company may begin to compensate its directors at some time in the future.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

During the period from January 25, 2012 (date of formation) to March 23, 2012, PGPI issued 38,500,000 shares to founders, of which 27,300,000 were to officers and directors. These shares were assigned no value since they were issued on the date of formation of Company, prior to the Company acquiring assets.

Another 100,000,000 shares were issued to Golds Group, which made Golds Group the controlling shareholder. Consideration for the issuance of these shares was five separate mining claims. These claims were assigned no value on the books of the Company, which was the value on the books of the contributing company, as this transaction was between companies under common control.

We conduct our operations in Lithia, Florida, from an office in the home of one of our officers. The office is occupied at no charge to the Company. There is no rental agreement for the use of this office. If rent were charged for this space, the amount would not be material.

Jack Wagenti, our CEO, executed the Exchange Agreement on our behalf. Mr. Wagenti was a founder, CEO and director of PGPI and he also owned 25 million shares of common stock of PGPI (approx. 16%) at the time of the closing of the Share Exchange (the “Closing”). Frederick Dunne, Jr., one of our directors as of Closing, owned 1,000,000 shares of common stock of PGPI (less than 1%) as of the Closing. Arthur Ackerman, one of our directors as of Closing, owned 6,000,000 shares of common stock of PGPI (approx 3.6%) as of the Closing.

ITEM 8. LEGAL PROCEEDINGS.

None

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Our common stock is quoted on the Over-the-Counter Bulletin Board under the symbol “AIVN”. Such trading of our common stock is limited and sporadic.

The following table reflects the high and low bid information for our common stock for each fiscal quarter during the fiscal year ended May 31, 2012 and 2011. The bid information was obtained from the OTC Bulletin Board and reflects inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions. The last reported sale of our stock was on October 19, 2012 for $0.30 per share.

Quarter Ended	Bid High	Bid Low
Fiscal Year 2012
May 31, 2012	0.43	0.180
February 29, 2012	0.16	0.016
November 30, 2011	0.08	0.015
August 31, 2011	0.059	0.015

Fiscal Year 2011
May 31, 2011	0.05	0.029
February 28, 2011	0.04	0.03
November 30, 2010	0.015	0.01
August 31, 2010	0.06	0.01

As of October 22, 2012, we had 308 common shareholders of record and an unknown number of additional shareholders whose shares are held in “street name” through brokerage firms or other institutions.

We have never declared or paid cash dividends on our capital stock. We currently intend to retain all available funds and any future earnings for use in the operation and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.

Stock Option Plan.  In January 2005, the Board of Directors approved a stock option plan under which options to purchase 2,000,000 shares of common stock could be issued to key employees and key consultants as determined by the Board of Directors. There were no grants or cancellations during the period June 1, 2011 to March 23, 2012. There were 1,400,000 options outstanding at March 23, 2012.

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES.

See Item 3.02 of this Form 8-K, which describes sales of unregistered securities in connection with the Share Exchange.

ITEM 11.  DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

Our authorized capital stock consists of 400,000,000 shares of Common Stock, $0.00001 par value per share. As of March 23, 2012, there were 181,695,044 outstanding shares of Common Stock.

Common Stock

Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of Common Stock are entitled to receive dividends out of legally available assets at such times and in such amounts as our Board of Directors may from time to time determine. Each stockholder is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized.

Our Common Stock is not subject to conversion or redemption and holders of Common Stock are not entitled to preemptive rights. Upon the liquidation, dissolution or winding up of the Company, the remaining assets legally available for distribution to stockholders, after payment of claims or creditors and payment of liquidation preferences, if any, on outstanding preferred stock, are distributable ratably among the holders of Common Stock and any participating preferred stock outstanding at that time.

Warrants

Effective May 31, 2011, we had outstanding stock purchase warrants for 1,340,000 shares of our common stock at exercise prices between $0.01 and $0.05 per share. There were no warrants issued, cancelled or exercised during the period June 1, 2011 to March 23, 2012, and there were 1,340,000 warrants outstanding at March 23, 2012.

Options

Stock Option Plan. In January 2005, the Board of Directors approved a stock option plan under which options to purchase 2,000,000 shares of common stock could be issued to key employees and key consultants as determined by the Board of Directors. There were no options granted, cancelled or exercised during the period June 1, 2011 to March 23, 2012. At March 23, 2012, there were 1,400,000 options outstanding.

In January 2005, the Board of Directors approved a stock option plan under which options to purchase 2,000,000 shares of common stock could be issued to key employees and key consultants as determined by the Board of Directors. During 2005, 1,800,000 options to purchase common stock were issued to five directors and a consultant of the Company, all of which were immediately vested. Each option allows the recipient to purchase a share at an exercise price of $.10 per share. An additional 300,000 options were granted to the Company’s President during the year ended May 31, 2006 at an exercise price of $.17 per share, all of which have vested. The value of these options have been expensed over the respective vesting periods. On January 10, 2007, one of the option recipients resigned and, under the terms of the plan, his 300,000 options were terminated July 10, 2007.  On May 8, 2008, by virtue of a Board of Directors’ resolution, the above option grants were amended so that they expire on the earlier of five years from the date of grant or two years from the date the director or consultant resigns or is terminated by the Company. During the year ended May 31, 2009, two of the directors resigned and 600,000 options were cancelled on May 29, 2011, in accordance with the terms specified above. On March 23, 2012, 1,400,000 remained outstanding.

During the year ended May 31, 2010, the Company modified the exercise price and extended the exercise period for the 1,500,000 options initially issued in 2005 and the 300,000 options previously issued to the Company president. In addition, 200,000 options were issued to new directors. These last 200,000 options, which were issued September 29, 2009, vest in 1/3 increments - immediately, after one year, and after two years.  The $18,000 value of the modifications was written off in the year ended May 31, 2010.  The $5,333 total value of the 200,000 options has been allocated to the periods benefited. $2,889 was expensed in the year ended May 31, 2010, and $2,237 was expensed in the year ended May 31, 2011.

The fair value of each option grant was estimated on the date of grant using a Black-Scholes option pricing model.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 252 of the Delaware General Corporation Law (“DGCL”) provides that the articles of incorporation of a Delaware corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in Section 7-108-403 (concerning unlawful distributions), or (iv) any transaction from which a director directly or indirectly derived an improper personal benefit. The Company's articles of incorporation contain a provision eliminating the personal liability of directors to us or our shareholders for monetary damages to the fullest extent provided by the DGCL.

Section 242 of the DGCL provides that a Delaware corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a “Proceeding”), in which he or she was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the Proceeding, unless such indemnity is limited by the corporation's articles of incorporation. The Company's articles of incorporation do not contain any such limitation.

Section 242 of the DGCL provides that a Delaware corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted himself or herself in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person's conduct was in the corporation's best interests and, in all other cases, his or her conduct was at least not opposed to the corporation's best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful. The Company's articles of incorporation and bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that he or she derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

Under 242 of the DGCL, unless otherwise provided in the articles of incorporation, a Delaware corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. The Company's articles of incorporation provide for indemnification of directors, officers, employees, fiduciaries and agents of us to the full extent permitted by Delaware law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

See Item 9.01 of this report on Form 8-K.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS.

See Item 9.01 of this report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

On March 23, 2012, we issued 162,350,000 shares of our common stock to the shareholders of PGPI in connection with the Share Exchange.

Such issuances were conducted pursuant to Section 4(2) of the Securities Act, as amended, and Regulation D promulgated thereunder.

Item 5.01 Changes in Control of Registrant.

See Item 2.01 of this report.

Item 5.06 Change In Shell Company Status.

As described in Item 2.01 of this report, on March 23, 2012, the Share Exchange was completed. As a result of this transaction, we are no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Placer Gold Prospecting, Inc.

We have audited the accompanying balance sheet of Placer Gold Prospecting, Inc. as of March 23, 2012, and the related statements of income and comprehensive income, changes in stockholders’ equity, and cash flows for the period January 25, 2012 (date of formation) to March 23, 2012. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted the audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Placer Gold Prospecting, Inc. as of March 23, 2012, and the results of its operations and cash flows for the period January 25, 2012 to March 23, 2012 in conformity with U.S. generally accepted accounting principles.

As detailed in Note 3 to the financial statements, factors were discovered which caused restatements of the financial statements for the period January 25, 2012 (date of formation) to March 23, 2012.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, at March 23, 2012 the Company had an accumulated deficit of $60,360 and did not have sufficient resources to accomplish its objectives during the next twelve months. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts or classification of liabilities that might be necessary should the Company be unable to continue in operation.

/s/ Jeffrey & Company

Jeffrey & Company, Certified Public Accountants

March 4, 2013

Wayne, New Jersey

PLACER GOLD PROSPECTING, INC. (An Exploration Stage Company) BALANCE SHEET MARCH 23, 2012 (Restated)
ASSETS
Current Assets:
Cash	$115,665

Fixed Assets - vehicles and equipment	314,152

Mining claims	250,000

Total Assets	$679,817

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$93,177

Stockholders’ Equity:
Common stock: authorized, 500,000,000 shares of
$.001 par value; 163,250,000 issued and
outstanding	163,250
Additional paid in capital	483,750
Deficit accumulated during exploration stage	(60,360)
Total stockholder’ equity	586,640

Total Liabilities and Stockholders’ Equity	$679,817

PLACER GOLD PROSPECTING, INC. (An Exploration Stage Company) STATEMENT OF OPERATIONS FOR THE PERIOD JANUARY 25, 2012 (DATE OF FORMATION) TO MARCH 23, 2012 (Restated)
Revenue	$-

Expenses	60,460

Loss from operations	(60,460)

Other income	100

Net loss	$(60,360)

Earnings per share - basic and diluted	$-

Weighted average number of shares outstanding	138,763,814

PLACER GOLD PROSPECTING, INC. (An Exploration Stage Company) STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE PERIOD JANUARY 25, 2012 (DATE OF FORMATION) TO MARCH 23, 2012 (Restated)
	Common Stock
	Number of Shares	Par Value	Paid In Capital	Accumulated Deficit	Total
Balance, January 25, 2012	-	$ -	$ -	$ -	$ -

Shares issued for cash	24,350,000	24,350	462,650	-	487,000

Shares issued to founders	38,500,000	38,500	(38,500)	-	-

Shares issued for mining claim	400,000	400	159,600	-	160,000
Shares issued for mining claims, acquired from company under common control	100,000,000	100,000	(100,000)	-	-

Loss during period	-	-	-	(60,360)	(60,360)

Balance, March 23, 2012	163,250,000	$163,250	$483,750	$(60,360)	$586,640

PLACER GOLD PROSPECTING, INC. (An Exploration Stage Company) STATEMENT OF CASH FLOWS FOR THE PERIOD JANUARY 25, 2012 (DATE OF FORMATION) TO MARCH 23, 2012 (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(60,360)

Adjustment to reconcile net loss to net cash
consumed by operating activities:

Change in assets and liabilities:
Increase in accounts payable	5,477

Net Cash Consumed by Operating Activities	(54,883)

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchases of mining claims	(90,000)
Purchases of fixed assets	(226,452)

Net Cash Consumed by Investing Activities	(316,452)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds of sales of common stock	487,000

Net Cash Provided by Financing Activities	487,000

Net change in cash	115,665

Cash, Beginning of period	-

Cash, End of Period	$115,665

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

 (Restated)

1. ORGANIZATION AND BUSINESS

Organization of Company- Placer Gold Prospecting, Inc.(“the Company”) was incorporated in the State of Florida on January 25, 2012 for the purpose of mining exploration. On March 23, 2012, the shareholders of the Company entered into a Share Exchange Agreement with American International Ventures, Inc. (AIVN). Under the terms of the agreement, the Company shareholders exchanged 163,250,000 shares of their Company stock for 163,250,000 shares of the stock of AIVN. The transaction will be accounted for as a reverse acquisition, a procedure that treats the transaction as though the Company had acquired AIVN. Under the accounting for a reverse acquisition, the assets and liabilities of AIVN will be recorded on the books of the continuing company at historical cost, and the stockholders’ equity accounts of AIVN will be reorganized to reflect the terms of the share exchange agreement.

Business

The Company has acquired mining claims for approximately 4,050 acres of land, primarily in Nevada, with the intent of reactivating the historical mines that produced gold and silver until shut down in 1942 because of WWII. Below is a list of the claims which the Company had acquired as of March 23, 2012.

Name of Claim	Acres	Date Acquired	Type of Claim
El Tule	3,070.00	March 14, 2012	Unpatented
Capatola	55.50	March 8, 2012	(A)
Indian Mine	122.00	March 14, 2012	Patented
Gypsy Mine	160.00	February 18, 2012	Unpatented
Hot Springs Mine	320.00	March 16, 2012	Unpatented
Stud Horse Mine	41.26	March 14, 2012	Unpatented
TNT Mine	41.26	March 14, 2012	Unpatented
Bullfrog Mine	100.00	February 17, 2012	Unpatented
Virgilia Mine	60.00	February 17, 2012	Unpatented
Reward Monster Mine	80.00	February 20, 2012	Unpatented

(A) 15.5 acres patented and 40 acres unpatented.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has experienced a loss during its initial period of operations and does not currently have sufficient resources to accomplish its objectives during the next twelve months.. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue in operation. The Company’s present plans, the realization of which cannot be assured, to overcome these difficulties include, but are not limited to, the continuing effort to raise capital in public and private markets.

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

 (Restated)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Exploration Stage Accounting

The Company is an exploration stage company, as defined in pronouncements of the Financial Accounting Standards Board (FASB) and Industry Guide #7 of the Securities and Exchange Commission. Generally accepted accounting principles govern the recognition of revenue by an exploration stage enterprise and the accounting for costs and expenses. From January 25, 2012 (date of formation) to March 23, 2012, the Company has been in the exploration stage. No revenue had been realized through March 23, 2012.

b. Cash

For purposes of statements of cash flows, the Company considers all short term debt securities purchased with an original maturity of three months or less to be cash equivalents.

c. Recognition of Revenue

Revenue will be recognized when persuasive evidence of an arrangement exists, such as when a purchase order or contract is received from a customer, the price is fixed, title to the goods has passed, and there is reasonable assurance of collection. The Company has not yet entered into any contractual arrangement to deliver product or services.

d. Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments approximate their fair values at March 23, 2012.

e. Fixed Assets

Fixed assets are recorded at cost. Depreciation is calculated on the straight line basis, based on the useful or productive lives of assets, ranging from five years for vehicles to seven years for machinery and equipment.

f. Mining Claims

Mining claims held for development are recorded at the cost of the claims. These costs will be amortized when extraction begins.

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

(Restated)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

g. Mine Development Costs

Mine development costs include engineering and metallurgical studies, camp setup, road and water infrastructure, equipment installation and fabrication of a wash plant to maximize beneficiation. and other related costs to delineate and extract precious metals, the removal of overburden to initially expose bedrock at open pit surface mines and the improvement of access ways, reinforcing existing shafts, lateral access, drifts, ramps and other infrastructure at underground mines where applicable. Mine development costs also include drilling and other related costs to delineate an ore body, and the building of access ways, shafts, lateral access, drifts, ramps and other infrastructure at underground mines. Costs incurred at a mine site before proven reserves have been established are expensed as mine development costs. At the point proven reserves have been established at a mine site, such costs will be capitalized and will be written off as depletion expense as the minerals are extracted.

As of March 23, 2012, none of the mining claims meet the requirements for qualification as having proven and probable reserves.

h. Income Taxes

The Company accounts for income taxes in accordance with generally Accepted Accounting Principles ("GAAP"), which require the use of the “liability method”. Accordingly, deferred tax liabilities and assets are determined based on differences between the financial statement bases and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the income that is currently taxable.

i. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimated.

j. Advertising Costs

The Company will expense advertising costs when advertisements occur. There has been no spending thus far on advertising.

k. Net Income (Loss) Per Share

The Company computes net income (loss) per common share in accordance with GAAP. Under these provisions, basic and diluted net income (loss) per common share are computed by dividing the net income (loss) available to common shareholders for each period by the weighted average number of shares of common stock outstanding during the period.

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

 (Restated)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

l. Segment Reporting

Management treats the operation of the Company as one segment.

m. Impairment

The Company performs a review for potential impairment of long-lived assets whenever an event or change in circumstances indicate that the carrying value of an asset may not be recoverable.

n. Stock Based Compensation

The cost of equity instruments issued to non-employees in return for goods and services is measured by the fair value of the goods or services received or the measurement date fair value of the equity instruments issued, whichever is the more readily determinable. The cost of employee services received in exchange for equity instruments is based on the grant date fair value of the equity instruments issued.

PLACER GOLD PROSPECTING, INC.

(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
March 23, 2012

 (Restated)

3.  RESTATEMENTS

The Company’s management determined during an internal review, that a restatement was required to correct certain errors made in the valuation of mining rights paid for with stock. This restatement followed the guidance in SEC Topic 5-G.

BALANCE SHEET MARCH 23, 2012

	PREVIOUSLY REPORTED		ADJUSTMENTS	AS RESTATED
Mining claims	$68,970,000	(A)	$(15,980,000)	$250,000
		(B)	160,000
		(C)	(52,900,000)
Ac	-

Total assets	$69,399,817		$(68,720,000)	$679,817

Paid in capital	$69,435,750	(A)	$(15,979,600)	$483,750
		(B)	159,600
		(C)	(52,900,000)
		(D)	(232,000)

Deficit since formation	(292,360)	(D)	232,000	(60,360)

Total liabilities and equity	$69,399,817		$(68,720,000)	$679,817

STATEMENT OF OPERATIONS

	PREVIOUSLY REPORTED		ADJUSTMENTS	AS RESTATED
Net loss	$(292,360)	(D)	$232,000	$(60,360)

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

 (Restated)

3. RESTATEMENTS (CONTINUED)

STATEMENT OF CASH FLOWS

	PREVIOUSLY REPORTED		ADJUSTMENTS	AS RESTATED
Net loss	$(292,360)	(D)	$232,000	$(60,360)

Shares issued for
services	232,000	(D)	(232,000)	-

Cash consumed by
operations	$(54,883)		$-	$(54,883)

STATEMENT OF CHANGES IN EQUITY FOR PERIOD JANUARY 25, 2012 (DATE OF FORMATION) TO MARCH 23, 2012

	PREVIOUSLY REPORTED		ADJUSTMENTS	AS RESTATED
Shares for cash	$487,000		$-	$487,000

Shares issued for
services	232,000	(D)	(232,000)	-

Shares issued for
mining claims	68,880,000	(C)	(52,900,000)	160,000

		(A)	(15,979,600)
		(B)	159,600
Deficit since
formation	(292,360)	(D)	232,000	(60,360)
Total Stockholders'
Equity	$69,306,640		$(68,720,000)	$586,640

EXPLANATION FOR ADJUSTMENTS:

(A) To eliminate value assigned to mining claim paid for with stock.

(B) To record correct value of mining claim paid for with stock

(C) To eliminate values incorrectly assigned to mining claims and replace with historical value on the books of the transferring company.

(D) To eliminate value originally attributed to founder shares.

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
March 23, 2012

 (Restated)

4.  COMMON STOCK

The Company is only authorized to issue common stock.

During the period January 25, 2012 (date of formation) to March 23, 2012, the Company issued 163,250,000 shares of common stock. Of these shares, 24,350,000 shares were issued for cash, yielding proceeds of $ 487,000. Another 38,500,000 shares were issued to Company founders and have been assigned no value since they were issued on the date of formation, prior to the Company acquiring assets. An additional 100,400,000 shares were issued for mining rights. Of these shares, no value was assigned to 100,000,000 of them as they resulted from the acquisition of mining rights having no ascribed value because they were recorded at no value on the books of the contributing company. The remaining 400,000 shares were valued at $160,000, the value of the shares at the date of issuance.

5.  RELATED PARTY TRANSACTIONS

As part of its formation, the Company issued 38,500,000 shares to Company founders.  Of these shares, 27,300,000 were issued to officers and directors of the Company. On February 2, 2012, the Company issued 100,000,000 shares to Golds Group as consideration for five separate mining claims. As a result of that transaction, Golds Group became the controlling shareholder of the Company.

Note 8 describes use as office space of facilities owned by the Company chief executive officer.

The Company’s chief operating officer is also president of Golds Group.

6.  FIXED ASSETS

Fixed assets consist of the following:

Vehicles	$ 16,300
Equipment	297,852
$314,152

No assets were in service as of March 23, 2012.  Accordingly, there is no depreciation expense.

7.  INCOME TAXES

The Company experienced a loss during its initial period of operation. As a result, it has incurred no income taxes. The Internal Revenue Code allows net operating losses (NOL's) to be carried forward and applied against future profits for a period of twenty years. The potential benefit of these NOL's has been recognized on the books of the Company, but it has been offset by a valuation allowance.

Under provisions of pronouncements of the FASB, recognition of deferred tax assets is permitted unless it is more likely than not that the assets will not be realized. The Company has recorded noncurrent deferred tax assets of $9,054 and an equal valuation allowance. These deferred tax assets will expire in 2032.

All Company tax returns are currently subject to examination by the Internal Revenue Service.

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

 (Restated)

7.  INCOME TAXES (CONTINUED)

A reconciliation of income taxes as calculated using the enacted Federal statutory rate to the current tax provision is presented below:

Statutory U.S. Federal tax rate	15%

Effect of providing a valuation reserve for the loss carryforward	(15)
Current tax provision	- %

8.  RENTALS UNDER OPERATING LEASES

The Company conducts its operations in Lithia, Florida, from an office in the home of one of its officers. The office is occupied at no charge to the Company. There is no rental agreement for the use of this office. If rent were charged for this space, the amount would not be material. Permanent offices in Beatty, NV are now under construction.

9.  SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION

There was no cash paid for either interest or income taxes during the period January 25, 2012 to March 23, 2012.  During this period, the Company issued 38,500,000 shares to Company founders and 100,400,000 shares in return for mining rights.

The Company financed the purchase of $ 87,700 of its fixed assets with accounts payable.

10.  EXPENSES

Included in expenses are the following:

Geology fees	$ 37,972
Travel expenses	12,929
Office expenses	3,604
Professional fees	2,500
Other expenses	3,455
Total expenses	$60,460

PLACER GOLD PROSPECTING, INC.

( An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 23, 2012

 (Restated)

11.  SUBSEQUENT EVENTS

Subsequent to March 23, 2012, the Company acquired additional mining claims:

Mining Claim	Type of Claim	Consideration
Turner Ranch	Patented	$28,000 in cash, a note payable for $252,000 that is interest only for three years, and 100,000 shares of Company stock valued at $20,000
Bullfrog #3	Unpatented	Acquired for $24,000 payable over four months commencing with May, 2012
Placeritas	Unpatented	$9,000, plus 500,000 shares of Company stock valued at $135,000
Golden Eagle #2	Patented

$1,000 in cash, a $100,000 promissory note and 2,000,000 shares of Company stock valued at $600,000.  The contract also provides for the issuance of an additional 2,000,000 shares of stock when the mine is in production.

American Metallic Mine	Unpatented

In addition, the Company has contracted to acquire a mining claim for Golden Eagle #1 for $275,000 plus 250,000 shares of the Company's common stock and warrants to purchase an additional 250,000 shares with an exercise price of $25, but the transaction has not yet closed.

The Company also leased 22.5 acres in Baja, California to be used in the mining business.  The lease was signed in January, 2013 for a period of three (3) years.

(b) Pro forma financial information

AMERICAN INTERNATIONAL VENTURES, INC.

PRO FORMA FINANCIAL STATEMENTS

MARCH 23, 2012

On March 23, 2012 the shareholders of the Company entered into a Share Exchange Agreement with American International Ventures, Inc. (AIVN), under which the shareholders exchanged 163,250,000 of their shares (those being all the shares outstanding) for the same number of newly issued shares of AIVN. A pro forma balance sheet and a pro forma statement of operations illustrating the combined resources and combined results of operations of the two companies is presented of the following pages.

AMERICAN INTERNATIONAL VENTURES, INC. PRO FORMA BALANCE SHEET MARCH 23, 2012
	American International Ventures, Inc.	Placer Gold Prospecting, Inc.		Pro-forma adjustments to reflect merger			Adjusted Pro-forma Balance Sheet
			(A)	Dr.	Cr.
Assets

Cash	$38,120	$115,665					$153,785
Total Current Assets	38,120	115,665					153,785

Mining claims		250,000					250,000

Fixed assets		314,152					314,152

Total Assets	$38,120	$679,817					$717,937

Liabilities and Stockholders' Equity:

Accounts payable	$3,700	93,177					$96,877
Total current liabilities	3,700	93,177					96,877

Common stock	193	163,250	(A)	163,250	$1,633	(C)	1,826
Additional paid in capital	1,418,680	483,750	(B)	1,384,453	163,250	(A)	679,594
			(C)	1,633
Accumulated deficit	(1,384,453)	(60,360)			1,384,453	(B)	(60,360)

Total stockholders' equity	34,420	586,640		1,549,336	1,549,336		621,060

Total liabilities and stockholders' equity	$38,120	$679,817		$1,549,336	$1,549,336		$717,937

(A) To eliminate the stock of Placer Gold Prospecting, Inc., the legal acquiree.

(B) To reclassify the deficit of AIVN (the legal acquiror) and offset against paid in capital.

(C) To adjust the capital stock account to reflect the $.00001 par value of newly issued AIVN stock.

AMERICAN INTERNATIONAL VENTURES, INC. PRO-FORMA STATEMENT OF OPERATIONS FOR PERIOD ENDED 3/23/2012
		Placer Gold
		Prospecting, Inc.
	American	For the
	International	Period 1/25/12	Combined
	Ventures, Inc.	(Date of Inception) to	Pro-forma
	March 23, 2012	March 23, 2012)	Statement

Revenue	$-	$-	$-

Expenses	18,978	60,460	79,438

Operating loss	(18,978)	(60,460)	(79,438)

Other income	8	100	108

Net loss	$(18,970)	$(60,360)	$(79,330)

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Articles of Incorporation, incorporated by reference to Form 10SB12G filed November 8, 1999
3.2	By-laws, incorporated by reference to Form 10SB12G filed November 8, 1999
4	Stock Certificate Specimen, , incorporated by reference to Form 10SB12G filed November 8, 1999
10.1	Share Exchange Agreement *
10.2	Property Option Agreement with Patriot Gold Corp.,*
10.3	Daal LLC Agreement Golden Eagle *
10.4	Tucker White Agreement Golden Eagle *
10.5	Turner Ranch Agreement*
14	Code of Ethics, incorporated by reference to Form 10-K filed November 11, 2009 *
23.1	Consent of C.P.A
99.1	Maps of Mining Claims*

* Previously filed as an exhibit to Form 8-K/A filed on November 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2013

AMERICAN INTERNATIONAL VENTURES, INC.

/S/ Jack Wagenti

Name: Jack Wagenti

Title:Chief Financial Officer, Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Articles of Incorporation, incorporated by reference to Form 10SB12G filed November 8, 1999
3.2	By-laws, incorporated by reference to Form 10SB12G filed November 8, 1999
4	Stock Certificate Specimen, , incorporated by reference to Form 10SB12G filed November 8, 1999
10.1	Share Exchange Agreement *
10.2	Property Option Agreement with Patriot Gold Corp.,*
10.3	Daal LLC Agreement Golden Eagle *
10.4	Tucker White Agreement Golden Eagle *
10.5	Turner Ranch Agreement*
14	Code of Ethics, incorporated by reference to Form 10-K filed November 11, 2009 *
23.1	Consent of C.P.A
99.1	Maps of Mining Claims*

* Previously filed as an exhibit to Form 8-K/A filed on November 9, 2012